POWER OF ATTORNEY


          KNOW ALL MEN BY THESE PRESENTS:

          THAT  COMMERCIAL   BUSINESS  SYSTEMS,   INC.  ("Seller")   hereby

          constitutes  and  appoints   POMEROY  COMPUTER  RESOURCES,   INC.

          ("Purchaser"), its successors  and assigns, the  true and  lawful attorney of Seller with full power  of substitution, in the  name of Purchaser, or  the name of  Seller, on behalf  of and for  the benefit of Purchaser, to collect all receivables and other  items being transferred and assigned  to Purchaser as provided  herein,

          to endorse, without recourse, any and  all checks in the name  of

          Seller the proceeds of which Purchaser is entitled to  hereunder,

          to institute and prosecute, in the  name of Seller or  otherwise,

          all proceedings  which  Purchaser may  deem  proper in  order  to collect, assert or enforce any claim, right or title of any  kind in or to the Purchased Assets,  to defend and compromise any  and all actions  suits  and proceedings  in  respect of  any  of  the

          Purchased Assets, and to do all such acts and things in  relation thereto as Purchaser may deem advisable.  Seller agrees that  the foregoing powers  are  coupled  with an  interest  and  shall  be irrevocable by Seller, directly or indirectly, by the dissolution of Seller or  in any manner  or for any  reason.  Seller  further agrees that  Purchaser  shall  retain for  its  own  account  any amounts collected pursuant  to the foregoing  powers, and  Seller shall pay or  transfer to Purchaser,  if and  when received,  any amounts which shall be  received by Seller  after the Closing  in respect of any receivables or other assets, properties, rights or business to be transferred and assigned to Purchaser as  provided
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          herein.



          Seller hereby gives unto Purchaser full  power to do and  perform any, all and every act requisite, necessary or proper to be  done in carrying out the purposes for  which this power is granted  as might or could be done if personally present, with full power  of substitution or revocation.



          This power  shall  survive  the  liquidation  or  dissolution  of

          Seller.



          IN WITNESS WHEREOF, Commercial Business Systems, Inc. has caused this instrument to be executed by its officer thereunto duly authorized as of this ____ day of March, 1998.

          WITNESSES                          COMMERCIAL  BUSINESS  SYSTEMS,
                                             INC., a Virginia corporation

          ______________________________


          ______________________________
               BY:_____________________________
                                                       Thomas  M.  Clayton,
          President

          STATE OF OHIO
          COUNTY OF HAMILTON, ss

               BE IT  REMEMBERED, that  on this  ____ day  of March,  1998, before me, the undersigned, a Notary Public in and for said County, personally appeared Thomas M. Clayton, who acknowledged himself to be the President of Commercial Business Systems Inc., a Virginia corporation, and that he, as such President being authorized to do so, executed the foregoing instrument for the purposes therein contained, by signing the name of the corporation by himself as President.

               IN WITNESS WHEREOF, I have hereunto subscribed my name and affixed my notarial seal on the day and year last above written.


                                        _________________________________
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                                        NOTARY PUBLIC